UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020 (October 9, 2020)

HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38435	82-3620361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 par value	HPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In light of the historic decline in commodity prices, market volatility affecting the oil and gas industry, the COVID-19 pandemic and the resulting need to effectively incentivize its employees, HighPoint Resources Corporation (the “Company”), with the advice of its independent compensation consultant and legal advisors, has implemented a revised compensation structure for the Company’s named executive officers (the “NEO’s”) and in the variable compensation component for the remainder of the Company’s employees, effective as of October 9, 2020.

The Company has approved a revised compensation agreement with the NEO’s which replaces all previously existing compensation arrangements. Under the compensation agreement, R. Scot Woodall, the Company’s Chief Executive Officer and President, will receive $3,066,465; Paul W. Geiger, the Company’s Chief Operating Officer, will receive $1,731,490; William M. Crawford, the Company’s Chief Financial Officer, will receive $1,461,126; and Kenneth A. Wonstolen, the Company’s Senior Vice President – General Counsel, will receive $1,285,995. These amounts are subject to certain clawback provisions if conditions of the agreement are not met.

The Compensation Committee also approved a change in the program for delivery of variable compensation to all Company employees. In an effort to ensure stability and continuity of operations within all levels of the organization, the Company has implemented a cash retention payment in lieu of bonuses to all employees for 2020 and the first quarter of 2021, and a revised compensation structure for the Company’s non-executive officers, subject to certain conditions being met, totaling an aggregate of $4,045,238. The Company believes that this emphasis on retention is essential to keep employees engaged and focused on the performance of their duties during the current unprecedented times.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 15, 2020	HIGHPOINT RESOURCES CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary